UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2021

PROPERTY SOLUTIONS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39395	84-4720320
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

654 Madison Avenue

New York, NY 10065

(Address of Principal Executive Offices) (Zip Code)

(646) 502-9845

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	PSACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	PSAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	PSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

As previously reported, Property Solutions Acquisition Corp., a Delaware corporation (“PSAC”) entered into separate Subscription Agreements with certain accredited investors or qualified institutional buyers (collectively, the “Subscription Investors”) concurrently with the execution of the Agreement and Plan of Merger (“Merger Agreement”) by and among PSAC, PSAC Merger Sub, Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands and wholly-owned subsidiary of PSAC (“Merger Sub”), and FF Intelligent Mobility Global Holdings Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (“FF”) on January 27, 2021. Pursuant to the Subscription Agreements, the Subscription Investors agreed to subscribe for and purchase, and PSAC agreed to issue and sell, to the Subscription Investors an aggregate of 79,500,000 shares of common stock of PSAC for a purchase price of $10.00 per share, or an aggregate of approximately $795 million, in a private placement. 17,500,000 of such shares ($175 million in net proceeds) were to be issued to a Chinese tier one city investor (the “Tier One Investor”), subject to certain Chinese regulatory approvals. The Subscription Agreements further require PSAC to have an effective shelf registration statement registering the resale of the shares of PSAC common stock held by the Subscription Investors within 60 calendar days (or 90 calendar days if the SEC notifies PSAC that it will review the registration statement) following the closing of the Transactions.

On July 11, 2021, the Tier One Investor gave notice to PSAC that it may not be able to obtain regulatory approval from the State Administration of Foreign Exchange of the PRC to convert sufficient Chinese renminbi into United States dollars in time to purchase shares in the private placement on the expected closing date. The 17,500,000 shares of common stock of PSAC subscribed for by the Tier One Investor for a purchase price of $10.00 per share, or an aggregate of approximately $175 million in net proceeds, were subsequently fully assigned to other mutually agreed strategic and financial investors without any regulatory approval requirement. FF and the Tier One Investor remain in discussions regarding the transactions contemplated by the non-binding memorandum of understanding between the parties as set forth in the proxy statement/consent solicitation statement/prospectus described below without any impact from such inability to obtain regulatory approval.

The PSAC stockholder vote to approve various proposals in connection with PSAC’s proposed business combination with FF is scheduled for July 20, 2021, and the closing of such business combination is scheduled for July 21, 2021.

The closing of the private placement will occur on the date of and immediately prior to the consummation of the Transactions and is conditioned thereon and on other customary closing conditions. The common stock to be issued pursuant to the Subscription Agreements has not been registered under the Securities Act, and will be issued in reliance upon the exemption provided under Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Subscription Agreements will terminate and be void and of no further force or effect upon the earlier to occur of: (i) such date and time as the Merger Agreement is validly terminated in accordance with its terms without consummation of the Merger, (ii) upon the mutual written agreement of the parties thereto to terminate the applicable Subscription Agreement, (iii) if any of the conditions to closing set forth in the Subscription Agreement are not satisfied or waived on or prior to the closing date and (iv) if the closing of the Merger shall not have occurred on or before July 27, 2021.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form Subscription Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 28, 2021 and is incorporated by reference herein.

Important Information and Where to Find It

This Report relates to a proposed transaction between PSAC and FF. PSAC has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement/prospectus/consent solicitation statement under Rule 424 after the SEC declared effective PSAC’s registration statement on Form S-4 (File No. 333-255027). The proxy statement/consent solicitation statement/prospectus has been mailed to stockholders of PSAC as of the record date of June 21, 2021. PSAC also will file other relevant documents from time to time regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF PSAC ARE URGED TO READ THE PROXY STATEMENT, PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED BY PSAC FROM TIME TO TIME WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement/consent solicitation statement/prospectus and other documents containing important information about PSAC and FF once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by PSAC when and if available, can also be obtained free of charge by directing a written request to Property Solutions Acquisition Corp., 654 Madison Avenue, Suite 1009, New York, New York 10065.

Participants in the Solicitation

PSAC and FF and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of PSAC’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of PSAC’s directors and officers in PSAC’s filings with the SEC, including PSAC’s Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2020, which were filed with the SEC on March 31, 2021 and May 27, 2021, respectively, and PSAC’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, which was filed with the SEC on May 28, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to PSAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/consent solicitation statement/prospectus for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement/consent solicitation statement/prospectus that PSAC intends to file with the SEC.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside PSAC’s or FF’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by PSAC stockholders; the ability to meet the Nasdaq’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; FF’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; FF’s estimates of the size of the markets for its vehicles; the rate and degree of market acceptance of FF’s vehicles; the success of other competing manufacturers; the performance and security of FF’s vehicles; potential litigation involving PSAC or FF; the result of future financing efforts and general economic and market conditions impacting demand for FF’s products. Other factors include the possibility that the proposed transaction does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 and proxy statement/consent solicitation statement/prospectus discussed above and other documents filed by PSAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither PSAC nor FF undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on January 28, 2021)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2021	PROPERTY SOLUTIONS ACQUISITION CORP.

	By:	/s/ Jordan Vogel
	Name:	Jordan Vogel
	Title:	Co-Chief Executive Officer

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